Income and Expenses	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
INCOME AND EXPENSES
6.	INCOME AND EXPENSES
(A) GRANT INCOME
Grant income reflects research and development expenses reimbursements and certain research projects managed by Icelandic governmental institutions.
Government grants correspond to tax reimbursements on research and development expenses and as subsidies on specific research projects by Icelandic governmental institutions. Icelandic government grant income for the year ended December 31, 2022, is CHF 912 thousand compared to CHF 960 thousand and CHF 993 thousand for the same periods in 2021and 2020, respectively. Refer to Note 10.
(B) OPERATING EXPENSES

in CHF thousands	For the Years Ended December 31,
	Research and Development Expenses			General and Administrative Expenses			Total Operating Expenses
	2022	2021	2020	2022	2021	2020	2022	2021	2020
Personnel expense	(4,608)	(4,407)	(3,826)	(4,449)	(2,416)	(1,771)	(9,057)	(6,823)	(5,597)

Payroll	(4,313)	(4,189)	(3,612)	(3,939)	(2,306)	(1,657)	(8,252)	(6,495)	(5,269)
Share-based compensation	(295)	(218)	(214)	(510)	(110)	(114)	(804)	(328)	(328)

Operating expenses	(17,616)	(5,161)	(5,510)	(6,615)	(2,208)	(2,221)	(24,231)	(7,369)	(7,732)

in CHF thousands	For the Years Ended December 31,
	Research and Development Expenses			General and Administrative Expenses			Total Operating Expenses
	2022	2021	2020	2022	2021	2020	2022	2021	2020
External service providers	(17,205)	(4,786)	(5,154)	(2,294)	(1,681)	(1,744)	(19,499)	(6,467)	(6,898)
Other operating expenses	(184)	(189)	(167)	(4,249)	(478)	(438)	(4,433)	(667)	(606)
Depreciation of PPE	(111)	(78)	(89)	(20)	(10)	(15)	(132)	(88)	(104)
Depreciation of right-of-use assets	(116)	(108)	(99)	(52)	(39)	(24)	(167)	(147)	(124)

Total	(22,224)	(9,568)	(9,337)	(11,064)	(4,624)	(3,992)	(33,288)	(14,192)	(13,329)

The increase in Research and Development expenses in 2022 from 2021 was primarily due to the increased clinical and technical development activities for the company’s late-stage clinical assets
OCS-01
and
OCS-02.
In General and Administrative expenses, for the year ended December 31, 2022, CHF 3.4 million were related to the BCA transaction. Please refer to the disclosures on the Business Combination Agreement in Note 2. (E).

(C)	FINANCE INCOME AND EXPENSE

Finance income
in CHF thousands	For the Years Ended December 31,
	2022	2021	2020
Interest income	126	21	10

Total finance income	126	21	10

Finance expense
in CHF thousands	For the Years Ended December 31,
	2022	2021	2020
Interest expense accrued on Series B and C preferred shares	(6,343)	(4,996)	(2,560)
Interests on lease liabilities	(45)	(49)	(50)
Interest expense	(54)	(75)	(18)

Total finance expense	(6,442)	(5,120)	(2,628)

Finance expenses represent mainly interests related to the preferred dividend owed to the preferred Series B and C shares (refer to Note 14). Preferred Series B and C shares qualify as liabilities under IAS 32 and the related accrued dividends as interest expense.
(D) CURRENCY EXCHANGE
For the year ended December 31, 2022, the Company recognized currency exchange gains of CHF 49 thousand, compared to a loss of CHF 193 thousand in 2021 and a gain of CHF 163 thousand in 2020. For the year ended December 31, 2022, the loss from revaluation of the Series C long-term liability (refer to Note 14) was CHF 628 thousand, while for the 2021 period there was a gain of CHF 734 thousand. This main driver of the currency exchange result in the period was partially offset by a net gain from revaluation of USD cash balances of approximately CHF 581 thousand for the year ended December 31, 2022.
(E) INCOME TAX AND DEFERRED TAX

	For the Years Ended December 31,
in CHF thousands	2022	2021	2020
Current income tax (expense) / benefit	(90)	(22)	(1)
Deferred tax (expense) / income	35	(5)	(82)

Total tax (expense) / income reported in the income statement	(55)	(27)	(83)

The Group’s expected tax expense for each year is based on the applicable tax rate in each individual jurisdiction, which ranged between approximately 8.5% and 28% for 2022, 2021 and 2020 in the tax jurisdictions in which the Group operates. The weighted average tax rate applicable to the profits of the consolidated entities was 13.9% for 2022 and 13.6% for both 2021 and 2020. The tax on the Group’s profit / (loss) before tax differs from the statutory amount that would arise using the weighted average applicable tax rate as follows:

	For the Years Ended December 31,
in CHF thousands	2022	2021	2020
Groups average expected tax rate	13.9%	13.6%	13.6%
Accounting loss before income tax	(38,643)	(18,524)	(14,790)
Taxes at weighted average income tax	5,380	2,521	1,997
Effect of unrecorded tax losses	(4,468)	(1,869)	(1,732)
Effect of non deductible expenses	(968)	(679)	(348)

Total tax income / (expense) reported in the income statement	(55)	(27)	(83)

As of December 31, 2022 and 2021, the Group has tax losses which arose mainly in Switzerland that are available for offset against future taxable profits of the company until expiration. Deferred tax assets have not been recognized in respect of these losses in Switzerland as it is not probable that future taxable profit will be available against which the unused tax losses can be utilized. This does not affect the management assumption on the going concern hypothesis of the Group. Below is the maturity of the Group reportable losses:

	As of December 31,
in CHF thousands	2022	2021
2025	16,733	16,733
2026	13,113	13,113
2027	12,437	12,437
2028	14,865	14,865
2029	31,790	—

Total	88,938	57,148

The Group did not recognize the following temporary differences:

	As of December 31,
in CHF thousands	2022	2021
Pension	91	845
Tax losses in Switzerland	88,938	57,148
Leasing	(125)	(85)
Intangible asset	(4,025)	(4,025)

Total	84,879	53,883

The amount of previously reported tax losses for prior years has been adjusted to the amounts as per filed and approved tax declarations by tax authorities of the Canton Vaud.
The deferred tax assets recorded in 2022 relate to the treatment of FX differences according to the Icelandic tax rule that FX differences for the year must be spread over three tax years. The deferred tax liability recorded in 2021 related to temporary differences on the valuation of property, plant and equipment in Iceland.

	For the Years Ended December 31,
The balance sheet contains the following	2022	2021
Deferred tax assets	24	—
Deferred tax liabilities	—	(11)